The California Muni Fund
Dear Fellow Shareholder:

    Financial assets scored remarkable gains in 1995. For example, the Dow Jones Industrial Average ended the year above 5000, for a gain of about 33%. The Treasury bellweather thirty year "long" bond finished 1995 with a yield less than 6%, and the Bond Buyer index of forty actively traded municipal bonds increased by 15%.

    A plethora of favorable developments was behind these gains. The economic fundamentals of modest growth and low inflation not only remained in tact, but actually began to be thought of as an enduring phenomenon. Rhetoric flowing from the White House and Congress seemed to indicate that genuine progress could be made toward erasing the federal budget deficit. Finally, the Federal Reserve began to reverse its tightfisted policy of 1994 by modestly reducing short term interest rates, for the first time in July, and then again in December. Saving and investment seemed to become fashionable again, as wage earners poured record sums into IRA and 401K retirement plans.

    Importantly, unlike 1993 when the Federal Reserve actively lowered interest rates to stimulate business activity, the Fed pursued a different strategy in 1995. Indeed, throughout the year the Central Bank was being accused of being too stringent rather than too lenient. The upshot was that market interest rates fell faster than the Federal Reserve's own rate cuts, such that the spread between short and long term interest rates narrowed dramatically throughout the year.

    This is important for 1996 in two respects. First, the narrowness of the interest rate spread discourages speculation and leverage. Second, since the spread itself is a reflection of a stringent monetary policy, it is highly unlikely that either economic activity or inflation will get off the ground. Indeed, while the economy may well skirt a recession in 1996, the downside risks to the economy seem greater than the upside potential.

    In our view, the credit easing that began in 1995 is likely to continue in 1996, resulting in a downward trend in interest rates while bond prices trend up. Unlike 1995, though, we would expect short term interest rates to begin falling somewhat faster than long term rates in 1996.

    The municipal bond market began 1995 on a strong note as it benefited from the positive fundamentals of slow growth and low inflation, and the reduction in the issuance of state and local bonds. By late spring, however, municipals began to underperform Treasuries as discussions about a reform of the tax system, and specifically a flat tax, received attention.

    In a pure flat tax system all incomes would be taxed at the same rate. In its most extreme form all deductions would be eliminated, including those for real estate taxes, mortgage interest, municipal bond interest, and state and local income taxes.

    The flat tax is a long way from being enacted, and even if it ever is enacted, it will be significantly amended. In our view it is unlikely to ever be enacted, and indeed, the Clinton Administration has already come out squarely against it. Nevertheless, the mere mention of eliminating the interest exclusion on municipal bonds hurt the market. By autumn, yields on municipal bonds were about comparable to the yield on Treasury bonds, instead of being lower, as is normal.

    In our view this anomaly is presenting municipal bond investors with a unique opportunity. As this tax hysteria subsides, municipal bonds will once again sell at a premium relative to Treasuries, meaning that municipal bond prices will rise relative to Treasuries. In the worst case, municipal bonds will yield on a par with Treasuries, which is practically the case currently.

    Investors in the California Muni Fund were handsomely rewarded in 1995. The Net Asset Value rose from $7.10 per share at the end of 1994 to $8.91 at the end of 1995 for an astonishing 32% total return. As a result, California Muni Fund was not only the year's highest ranking California Fund, but it was also the year's best performer among all municipal bond funds.

    California Muni is particularly sensitive to fluctuations in short term interest rates, so as the Federal Reserve began to ease credit around mid-year, the Fund was positively affected. Additionally, as the hangover effect of the Orange County bankruptcy of late 1994 began to fade, California credits generally rebounded from very depressed levels. Indeed, California Muni's portfolio did not include any direct Orange County credits.

    Finally, because we were generally constructive on the interest rate outlook for 1995, the Fund's portfolio maintained a long duration. However, many of the Fund's principal holdings were either insured or secured by letters of credit. This continues to be the case, and with evidence of a rebound in the California economy beginning to mount, these securities will perform especially well. Finally, if in fact the Federal Reserve continues gradually lowering short term interest rates in 1996, California Muni Fund will further benefit.

    Nonetheless, returns such as those generated in 1995 should not be expected to recur. Interest rates will probably not fall as sharply in 1996 as they did in 1995. However, as discussions about the flat tax are clarified, or more likely amended, municipal bonds will outperform Treasuries. This will positively affect the California Muni Fund.

    Of course, interest rates and bond prices will always fluctuate, so investors are urged to undertake an investment program over time rather than in one lump sum. Meanwhile, we thank you for your continued trust, and we look forward to continuing to serve you in the future.

Sincerely,




Dr. Vincent J. Malanga
President

                                     [CHART]



Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the California Muni Fund on 9/24/84 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 9/28/84 is used as the beginning value on 9/24/84. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

*Source: Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

                         The California Muni Fund, Inc.
                             Portfolio Composition
                               December 31, 1995



                                  [PI CHARTS]




FIXED COUPON BONDS
    FCLT-Long (maturity more than 15 years) (includes long zero coupons) FCSI-Short or Intermediate-(maturity less than 15 years)
         (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB (Residential Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies with rates on short term corporate issues, and whose value will fluctuate by some multiple of the fluctuations in value of a fixed rate bond with the same maturity and coupon as the underlying bond.
    LRIB-Long Term (maturity more than 15 years)
    SRIB-Short or Intermediate Term (less than 15 year maturity)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The duration and fluctuations on these bonds will be similar to fixed rate bonds with the same maturity.
    INLT-Long Term (maturity more than 15 years)
    INSI-Short or Intermediate Term (maturity less than 15 years)

+ If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(Left column)

THE CALIFORNIA MUNI FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------

ASSETS
  Cash..........................................................    $    88,714
  Investment in securities at value (cost $17,427,017)..........     18,194,659
  Interest receivable...........................................        258,709
                                                                    -----------
        Total assets............................................     18,542,082
                                                                    -----------
LIABILITIES
  Payables
    Dividends...................................................         14,473
    Capital Shares Redeemed.....................................      5,812,594
  Accrued expenses..............................................         92,683
                                                                    -----------
        Total liabilities.......................................      5,919,750
                                                                    -----------
NET ASSETS consisting of:
  Accumulated net realized loss....................  $ (373,252)
  Unrealized appreciation of securities............      767,642
  Paid-in-capital applicable to 1,416,845 shares
    of beneficial interest (Note 4)................   12,227,942
                                                     -----------    -----------
                                                                    $12,622,332
                                                                    ===========
NET ASSET VALUE PER SHARE.......................................          $8.91
                                                                          =====

(Right column)

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income...............................................     $1,111,595
EXPENSES (Notes 2 and 3)
  Management fee.......................................  $67,639
  Custodian and accounting fees........................   61,158
  Transfer agent fees..................................   27,231
  Professional fees....................................  142,856
  Printing and postage.................................    9,607
  Interest.............................................   53,171
  Distribution expenses................................   51,029
  Shareholder communication............................   12,000
  Trustees' fees.......................................    7,532
  Miscellaneous........................................      730
                                                         -------
        Total expenses..........................................        432,953
                                                                     ----------
        Net investment income...................................        678,642
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..............................        152,418
  Unrealized appreciation of investments for the year...........      3,192,187
                                                                     ----------
        Net gain on investments.................................      3,344,605
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................     $4,023,247
                                                                     ==========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Year Ended       Year Ended
                                                                      December 31,     December 31,
                                                                          1995             1994
                                                                      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income.............................................  $    678,642     $    947,323
  Net realized gain (loss) on investments...........................       152,418         (525,670)
  Unrealized appreciation (depreciation) of investments for the year     3,192,187       (3,571,076)
                                                                      ------------     ------------
        Net increase (decrease) in net assets from operations.......     4,023,247       (3,149,423)

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income.................................................      (678,642)        (947,323)
CAPITAL SHARE TRANSACTIONS (Note 4).................................    (1,279,945)      (1,625,159)
                                                                      ------------     ------------
        Total increase (decrease)...................................     2,064,660       (5,721,905)

NET ASSETS:
  Beginning of year.................................................    10,557,672       16,279,577
                                                                      ------------     ------------
  End of year.......................................................   $12,622,332      $10,557,672
                                                                      ============     ============

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------

 Principal
  Amount                              Issue000                                                    Type0     Rating00       Value
  ------                              --------                                                    -----     --------       -----
$  100,000      Arvin Development Corporation, COP, RB, 8.750%, 9/01/18........................    FCLT       NR       $     24,015
 9,395,000      Bakersfield, COP, ETM, CAB, 4/15/21............................................    FCLT       AAA         2,335,127
   200,000      Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 6/01/15...........................    LRIB       AAA           192,344
   250,000      Big Independent Cities, Pooled Insurance Program, RB, Series A,
                  8.250%, 3/01/09..............................................................    FCLT       NR            258,205
   100,000      CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                  7.800%, 1/01/21..............................................................    FCLT       BAA1          101,873
    40,000      California Health Facilities Authority, Pomona Valley Community Hospital
                  Project, Series A, 7.000%, 1/01/17...........................................    FCLT       A-             40,527
 1,050,000      California Health Facilities Authority, Valley Presbyterian Hospital Project,
                  RB, Series A, 9.000%, 5/01/12................................................    FCLT       BB          1,051,333
   300,000      California Statewide Communities Development Authority, Cedars Sinai Medical
                  Project, COP, RB, IFRN*, 11/01/15............................................    LRIB       A1            248,232
    15,000      Corona City, CRA, SFRM, RB, 9.000%, 11/15/12...................................    FCLT       A              15,395
   300,000      East Bay, Wastewater System Project, RB, Refunding, AMBAC Insured,
                  IFRN*, 6/01/20...............................................................    LRIB       AAA           297,774
   500,000      Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue,
                  CAB, 1/01/26.................................................................    FCLT       BBB-           74,410
   250,000      Hawthorne, CRA, TAR, 6.750%, 9/01/24...........................................    FCLT       BAA           264,592
 1,800,000      Irvine Ranch Water District, Consolidated Improvement Districts,
                  LOC Industrialized Bank of Japan, VRDN, 6/01/15..............................    VRDN       VMIG1       1,800,000
   200,000      Lake Elsinore, USD, Refunding, COP, 6.900%, 2/01/20............................    FCLT       BBB           215,066
 1,700,000      Los Angeles Regional Airports Improvement Corp, LOC Societe Generale,
                  VRDN, 12/01/25...............................................................    VRDN       A1+         1,700,000
 1,192,923      Los Angeles, HFA, MFH Project C, CAB, RB, 12/01/2..............................    FCLT       NR          1,192,923
    15,000      Los Angeles, Home Mortgage, RB, 9.000%, 6/15/18................................    FCLT       A              15,620
   300,000      Los Angeles, Multiple Capital Facilities Project III, COP, IFRN*, 11/01/11.....    INLT       A1            300,438
   575,000      Madera, USD, COP, Educational Facilities Project, 5.750%, 9/01/13..............    FCLT       BAA1          560,027
    35,000      Modesto, Valley Oak Project, RB, 10.60%, 5/01/09...............................    FCSI       NR             36,450
   350,000      New Haven, USD, AMBAC Insured, CAB, 8/01/16....................................    FCLT       AAA           107,636
   250,000      Northern California Power Agency, Multiple Capital Facilities, RB,
                  MBIA Insured, IFRN*, 8/01/25.................................................    LRIB       AAA           292,083
   250,000      Northern California Transmission Agency, CA-ORE Transmission Project, RB,
                  MBIA insured, IFRN*, 4/29/24.................................................    LRIB       AAA           245,325
   250,000      Orange County, LTA, RB, IFRN*, 2/14/11.........................................    LRIB       AA            272,963
   250,000      Orange County, LTA, RB, IFRN*, 2/14/11.........................................    LRIB       AAA           271,358
   250,000      Palmdale, SFRM, Series A, CAB, 3/01/17.........................................    FCLT       AAA            75,903
   200,000      Panoche, Water District, COP, 7.500%, 12/01/08.................................    FCSI       BBB           219,374
   250,000      Rancho, Water District Financing Authority, RB, Prerefunded @104,
                  AMBAC Insured, IFRN*, 8/17/21................................................    LRIB       AAA           318,075
   250,000      Redding, Electric System, COP, Series A, FGIC Insured, IFRN*, 6/01/19..........    LRIB       AAA           254,368
   500,000      Rio, USD, COP, FSA Insured, Convertible, CAB, 9/01/28..........................    FCLT       AAA           332,780

THE CALIFORNIA MUNI FUND

December 31, 1995
--------------------------------------------------------------------------------

 Principal
  Amount                              Issue000                                                    Type0     Rating00       Value
  ------                              --------                                                    -----     --------       -----
$  175,000      Riverside, HFA, Riverside Apartment Project, RB, 7.875%, 11/01/19..............    FCSI       BB-      $    185,133
 2,000,000      Salinas Redevelopment Agency, TAB, CGIC Insured, Central City Project,
                  CAB, 11/01/22................................................................    FCLT       AAA           453,040
   500,000      San Bernardino, COP, Series B, MBIA Insured, IFRN*, 7/01/16....................    INLT       AAA           515,550
   900,000      San Bernardino, COP, Series PA-38, MBIA Insured, IFRN*, 7/01/16................    LRIB       AAA           937,512
   200,000      San Diego Water Authority, COP, FGIC Insured, IFRN*, 4/22/09...................    LRIB       AAA           220,992
 1,440,000      San Jose, CRA, TAB, MBIA Insured, IFRN*, 8/01/16...............................    LRIB       AAA         1,325,174
   250,000      Solana County, IHFA, Northbay Hospital, COP, 7.750%, 11/01/19..................    FCLT       BBB-          261,855
   500,000      Southern California Public Power Authority, AMBAC Insured, IFRN*, 7/01/15......    LRIB       AAA           461,015
   250,000      Southern California Public Power Authority, FGIC Insured, IFRN*, 7/01/17.......    LRIB       AAA           244,297
   105,000      Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series A, 6.450%, 12/01/28.......    FCLT       AAA           110,029
   250,000      Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.300%, 12/01/28.......    FCLT       AAA           258,482
   100,000      Upland, HFA, RB, 7.850%, 7/01/20...............................................    FCLT       BBB           107,364
                                                                                                                        -----------
                        Total Investments (Cost $17,427,017**).................................                         $18,194,659
                                                                                                                        ===========

 * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. (see Note 5). Rates shown are at year end.

** Cost is the same for Federal income tax purposes.

THE CALIFORNIA MUNI FUND

December 31, 1995
--------------------------------------------------------------------------------

Legend

0Type      FCLT   -Fixed Coupon Long Term
           FCSI   -Fixed Coupon Short or Intermediate Term
           LRIB   -Residual Interest Bond Long Term
           SRIB   -Residual Interest Bond Short or Intermediate Term
           INLT   -Indexed Inverse Floating Rate Bond Long Term
           INSI   -Indexed Inverse Floating Rate Bond Short or Intermediate Term
           VRDN   -Variable Rate Demand Note

00Ratings  If a security  has a split  rating the highest  applicable  rating is used, including published ratings on identical credits for individual securities not individually rated. Ratings are unaudited.

           NR-Not Rated

000Issue   AMBAC  American Municipal Bond Assurance Corporation
           AMT    Alternative Minimum Tax
           CAB    Capital Appreciation Bond
           CGIC   Capital Guaranty Insurance Company
           COP    Certificate of Participation
           CRA    California Redevelopment Agency
           ETM    Escrowed to Maturity
           FGIC   Financial Guaranty Insurance Corporation
           FNMA   Federal National Mortgage Association
           FSA    Financial Security Association
           GNMA   Government National Mortgage Association
           HFA    Housing Finance Authority
           IHFA   Intercommunity Hospital Financing Authority
           LTA    Local Transportation Authority
           MBIA   Municipal Bond Insurance Assurance Corporation
           MFH    Multi Family Housing
           PFA    Public Financing Authority
           RB     Revenue Bond
           SFRM   Single Family Residential Mortgage
           TAB    Tax Allocation Bond
           TAR    Tax Allocation Refunding
           USD    Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(Left Column)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund seeks to provide investors with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-Investments are stated at value based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities not priced in this manner are at the mean of the last reported bid and asked prices provided by principal market makers and recognized dealers in such securities. Other assets and securities for which no quotations are readily available are valued in good faith under methods approved by the Board of Trustees.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Distributions are determined in accordance with income tax regulations. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Man-

(Right column)

ager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million.

    Under the Agreement, the Manager is required to reimburse to the Fund an amount not exceeding the amount of fees payable to the Manager under the Agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year (including the fees payable to the Manager, but excluding interest expense, taxes, brokerage fees and commissions, extraordinary expenses beyond the control of the Manager and other fees and expenses properly excludable from the definition of "aggregate annual expenses" under California law) exceed any expense limitation imposed under California law. No such reimbursements was required during the year ended December 31, 1995.

    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

    Under a Distribution Agreement with Fundamental Service Corporation (FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Fees for those services aggregated $9,600 for the year ended December 31, 1995.

    The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1995 are set forth in the statement of operations.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1995 there were an unlimited number of shares of beneficial interest (no par value) authorized.

THE CALIFORNIA MUNI FUND

--------------------------------------------------------------------------------

(left column)

Transactions in shares of beneficial interest were as follows:

                                 Year Ended                 Year Ended
                             December 31, 1995           December 31, 1994
                          ------------------------     ------------------------
                            Shares        Amount        Shares        Amount
                          ---------     ----------     ---------    -----------
Shares sold.............  7,881,857    $66,180,540     1,971,607    $15,716,250
Shares issued on
  reinvestment of
  dividends.............     60,506        494,825        69,822        570,507
Shares redeemed......... (8,012,453)   (67,955,310)   (2,270,355)   (17,911,916)
                          ---------     ----------     ---------    -----------
Net increase (decrease).    (70,090)   ($1,279,945)     (228,926)   ($1,625,159)
                          =========     ==========     =========    ===========


5. Complex Securities and Investment Transactions
   Inverse Floating Rate Notes:

    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:

    During the year ended December 31, 1995, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $7,389,258 and $7,877,645 respectively.

    As of  December  31,  1995  the net  unrealized  appreciation  of  portfolio
securities   amounted  to  $767,642  composed  of  unrealized   appreciation  of
$1,033,537 and unrealized depreciation of $265,895.

(Right column)

6. Line of Credit

    The  Fund  has  a  line  of  credit   agreement   with  its  custodian  bank
collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate.

7. Contingencies

    The Fund has been named as a defendant in a class action lawsuit alleging that the Fund invested in certain derivative financial instruments that were inconsistent with the Fund's stated investment objectives. The suit claims that the defendants, which include the Fund's investment adviser, distributor, and certain control persons, are liable for damages because there existed material misstatements or omissions in the prospectuses that rendered them misleading.

    Management has entered into negotiations with the plaintiffs who have consented to a series of adjournments of all operative dates in the litigation. These negotiations have resulted in a settlement in principle with the plaintiffs that, if consummated, would require a payment of approximately $500,000 or more under certain future circumstances by the Fund's investment adviser and no liability or cost to the Fund or its shareholders. The contemplated stipulation of settlement expressly states that the settlement does not constitute an admission of wrongdoing by the Fund or any of the other defendants. The settlement remains subject to final documentation and agreement by the parties and approval by the Court. If the settlement is not successfully concluded, the Fund intends to contest the litigation vigorously. If this litigation ever goes forward, it would involve significant complexities that preclude a present determination of whether any liability to the Fund ultimately would result and, if so, whether any such liability would be material to the financial position of the Fund. Accordingly, and because the contemplated settlement does not require any payment by the Fund, no amount has been accrued in the financial statements with respect to this matter. 8. Selected Financial Information

THE CALIFORNIA MUNI FUND

--------------------------------------------------------------------------------

                                                                             Years Ended December 31,
                                                               ------------------------------------------------------
                                                               1995        1994        1993        1992        1991
                                                               ----        ----        ----        ----        ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year.........................    $ 7.10      $ 9.49      $ 8.81      $ 8.80      $ 8.64
Income from investment operations:
Net investment income......................................       .419        .553        .563        .604        .571
Net realized and unrealized gains (losses) on investments..      1.810      (2.390)       .876        .010        .160
        Total from investment operations...................      2.229      (1.837)      1.439        .614        .731
Less Distributions:
Dividends from net investment income.......................      (.419)      (.553)      (.563)      (.604)      (.571)
Dividends from net realized gains..........................        -           -         (.196)        -           -
        Total distributions................................      (.419)      (.553)      (.759)      (.604)      (.571)
Net Asset Value, End of Year...............................    $ 8.91      $ 7.10      $ 9.49       $ 8.81     $ 8.80
Total Return ..............................................     32.02%     (19.89%)     16.80%        7.23%      8.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)..............................     12,622      10,558      16,280       11,549      9,669
Ratios to Average Net Assets:
  Interest expense.........................................       .39%        .98%        .39%         .16%       .14%
  Operating expenses.......................................      2.81%       2.50%       1.77%*       1.47%*     2.24%
        Total expenses.....................................      3.20%       3.48%       2.16%*       1.63%*     2.38%
        Net investment income..............................      5.02%       6.80%       6.04%*       6.87%*     6.58%*
Portfolio turnover rate....................................     53.27%      15.88%      51.26%       18.91%     47.34%

BANK LOANS
Amount outstanding at end of year (000 omitted)............     $    0      $1,292      $3,714            0        645
Average amount of bank loans outstanding during the year
  (000 omitted)............................................     $  642      $1,690      $  958          274        155+
Average number of shares outstanding during the year
  (000 omitted)............................................      1,635       1,711       1,517        1,214      1,115+
Average amount of debt per share during the year...........     $  .39      $  .95      $  .63       $  .23     $  .14

 +Monthly average.
**These ratios are after expense reimbursement of .50% for each of the years ended December 31, 1993, and 1992.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of Decernber 31, 1995 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1995, the results of its operations, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                                            S I G N A T U R E

New York, New York
February 13, 1996

(Left column)

                            THE CALIFORNIA MUNI FUND
                              90 Washington Street
                               New York, NY 10006
                                 1-800-322-6864

                              Independent Auditors
                            McGladrey & Pullen, LLP
                               New York, NY 10017

                                    Attorney
                            Kramer, Levin, Naftalis,
                            Nessen, Kamin & Frankel
                                919 Third Avenue
                               New York, NY 10022

This report and the financial statements contained herein are submitted for the general information of the shareholders of theFund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


(Right Column)

                            THE CALIFORNIA MUNI FUND

                                 Annual Report
                               December 31, 1995

                            THE CALIFORNIA MUNI FUND

                                     Double
                               Tax-Free Investing

                                  FUNDAMENTAL
                          Fundamental Family of Funds